UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2018 (January 25, 2018)

EVERSOURCE ENERGY

(Exact name of registrant as specified in its charter)

Massachusetts	001-05324	04-2147929
(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Cadwell Drive Springfield, Massachusetts	01104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 286-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 7 Regulation FD

Item 7.01 Regulation FD Disclosure.

On January 25, 2018, Eversource Energy and Northern Pass Transmission LLC, a subsidiary of Eversource Energy, issued a news release disclosing that officials in Massachusetts announced today that a bid submitted by Eversource and Hydro-Québec to utilize Northern Pass to deliver significant amounts of hydropower to the New England grid has been selected in the Massachusetts Clean Energy solicitation. With this decision, Northern Pass is well-positioned to provide a firm delivery of 1,090 megawatts of hydropower year-round that will lower energy costs and reduce carbon emissions in the region.  A copy of the news release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference into any registration statement filed by Eversource Energy, The Connecticut Light and Power Company, NSTAR Electric Company or Public Service Company of New Hampshire under the Securities Act of 1933, as amended, unless specified otherwise.

Section 9 Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1

News release, dated January 25, 2018, issued by Eversource Energy and Northern Pass Transmission LLC disclosing that officials in Massachusetts announced today that a bid submitted by Eversource and Hydro-Québec to utilize Northern Pass to deliver significant amounts of hydropower to the New England grid has been selected in the Massachusetts Clean Energy solicitation.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERSOURCE ENERGY

(Registrant)

January 25, 2018                                                  By: /S/ GREGORY B. BUTLER

Gregory B. Butler

Executive Vice President

and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1

News release, dated January 25, 2018, issued by Eversource Energy and Northern Pass Transmission LLC disclosing that officials in Massachusetts announced today that a bid submitted by Eversource and Hydro-Québec to utilize Northern Pass to deliver significant amounts of hydropower to the New England grid has been selected in the Massachusetts Clean Energy solicitation.